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                                                                   EXHIBIT 10.1

                                  VARIAN, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

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                                TABLE OF CONTENTS

                                                                           PAGE

Section  1            PURPOSE.................................................1

Section  2            DEFINITIONS.............................................1

         2.1      "1934 Act"..................................................1

         2.2      "Board".....................................................1

         2.3      "Code"......................................................1

         2.4      "Committee".................................................1

         2.5      "Common Stock"..............................................1

         2.6      "Company"...................................................1

         2.7      "Compensation"..............................................1

         2.8      "Eligible Employee".........................................1

         2.9      "Employee"..................................................2

         2.10     "Employer" or "Employers"...................................2

         2.11     "Enrollment Date"...........................................2

         2.12     "Grant Date"................................................2

         2.13     "Participant"...............................................2

         2.14     "Plan"......................................................2

         2.15     "Purchase Date".............................................2

         2.16     "Shares"....................................................2

         2.17     "Subsidiary"................................................2

Section 3             ADMINISTRATION..........................................2

         3.1      Committee...................................................2

         3.2      Authority of the Committee..................................3

         3.3      Delegation by the Comittee..................................3

         3.4      Decisions Binding...........................................3

         3.5      Administrative Expenses.....................................3

Section 4             SHARES SUBJECT TO THE PLAN..............................3

         4.1      Number Available............................................3

         4.2      Adjustments.................................................4

Section 5             ENROLLMENT..............................................4

         5.1      Participation...............................................4

         5.2      Payroll Withholding.........................................4

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                               TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE

Section 6             OPTIONS TO PURCHASE COMMON STOCK........................4

         6.1      Grant of Option.............................................4

         6.2      Duration of Option..........................................4

         6.3      Number of Shares Subject to Option..........................5

         6.4      Other Terms and Conditions..................................5

Section 7             PURCHASE OF SHARES......................................5

         7.1      Exercise of Option..........................................5

         7.2      Delivery of Shares..........................................5

         7.3      Exhaustion of Shares........................................6

Section 8             WITHDRAWAL AND CESSATION OF PARTICIPATION...............6

         8.1      Withdrawal..................................................6

         8.2      Termination of Status as Eligible Employee..................6

Section 9             MISCELLANEOUS...........................................6

         9.1      No Effect on Employment.....................................6

         9.2      Participation by Subsidiaries...............................6

         9.3      Indemnification.............................................7

         9.4      Beneficiary Designations....................................7

         9.5      Inalienability..............................................7

         9.6      Compliance with Rule 16b-3..................................7

         9.7      Apportionment of Costs and Duties...........................7

         9.8      No Rights as Stockholder....................................7

         9.9      Withholding Requirements....................................8

         9.10     Withholding Arrangements....................................8

Section 10            AMENDMENT, TERMINATION AND DURATION.....................8

         10.1     Amendment, Suspension or Termination........................8

         10.2     Duration of the Plan........................................8

Section 11            LEGAL CONSTRUCTION......................................8

         11.1     Gender and Number...........................................8

         11.2     Severability................................................9

         11.3     Requirements of Law.........................................9

         11.4     Governing Law...............................................9

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                              TABLE OF CONTENTS
                                   (CONTINUED)

                                                                           PAGE

         11.5     Captions....................................................9

EXECUTION             ........................................................9


                                      iii
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                                  VARIAN, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                    SECTION 1
                                     PURPOSE

     Varian, Inc. hereby establishes the Varian, Inc. Employee Stock Purchase Plan, effective as of the first Enrollment Date, in order to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions.

                                   SECTION 2
                                   DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.2 "BOARD" means the Board of Directors of the Company.

     2.3 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.4 "COMMITTEE" means the committee appointed by the Board to administer the Plan. As of the effective date of the Plan, the Plan shall be administered by the Stock Committee of the Board.

     2.5 "COMMON STOCK" means the common stock of the Company.

     2.6 "COMPANY" means Varian, Inc., a Delaware corporation, or any successor thereto.

     2.7 "COMPENSATION" means a Participant's regular wages. The Board, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     2.8 "ELIGIBLE EMPLOYEE" means every Employee of an Employer, except (a) any Employee who immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary

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of the Company  (including stock attributed to such Employee pursuant to Section
424(d) of the Code), or (b) as provided in the following sentence. The Board, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that an Employee shall not be an Eligible Employee if he or she: (1) has not completed a minimum period of service since his or her last hire date, (2) customarily works less than a minimum number of hours per week, (3) customarily works less than a minimum number of months per calendar year, or (4) is an officer or other manager of the Company.

     2.9 "EMPLOYEE" means an active employee of an Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.10 "EMPLOYER" or "EMPLOYERS" means any one or all of the Company, and those Subsidiaries whose employees the Board has designated as eligible to participate in the Plan.

     2.11 "ENROLLMENT DATE" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

     2.12 "GRANT DATE" means any date on which a Participant is granted an option under the Plan.

     2.13 "PARTICIPANT" means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

     2.14 "PLAN" means the Varian, Inc. Employee Stock Purchase Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.15 "PURCHASE DATE" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     2.16 "SHARES" means shares of Common Stock.

     2.17 "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   SECTION 3.
                                 ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan. The member(s) of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board.

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     3.2  AUTHORITY OF THE  COMMITTEE.  It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation, including, but not limited to, the power to (a) interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options, (b) determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan, (c) cause an account or accounts to be maintained for each Participant, (d) determine the time or times when, and the number of Shares for which, options shall be granted, (e) establish and revise an accounting method or formula for the Plan, (f) designate a custodian or broker to receive Shares purchased under the Plan and to determine the manner and form in which Shares are to be delivered to the designated custodian or broker, (g) determine the status and rights of Participants and their Beneficiaries or estates, (h) employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan, (i) establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan, and
(j) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States.

     3.3 DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualification under Rule 16b-3.

     3.4 DECISIONS BINDING. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum possible deference permitted by law.

     3.5 ADMINISTRATIVE EXPENSES. All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of Shares may be charged to the account of each Participant. Any brokerage fees for the purchase of Shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of Shares by a Participant shall be borne solely by the Participant.

                                   SECTION 4
                           SHARES SUBJECT TO THE PLAN

     4.1 NUMBER AVAILABLE. Subject to adjustment as provided in Section 4.2, the total number of Shares available for issuance under the Plan shall not exceed 1,200,000. Shares sold under the Plan may be either newly issued Shares or treasury Shares.

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     4.2 ADJUSTMENTS. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Board shall adjust the number, class and purchase price of the Shares available for purchase under the Plan and in the maximum number of Shares subject to any option under the Plan in such manner as the Board (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such options.

                                   SECTION 5
                                   ENROLLMENT

     5.1 PARTICIPATION. Each Eligible Employee may elect to become a Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such deadline as may be specified by the Committee from time to time (in its discretion and on a nondiscriminatory basis). Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expires. Any Participant whose option has not expired and who has not withdrawn from the Plan automatically will be deemed to be un-enrolled from the Participant's current option and be enrolled as of a subsequent Enrollment Date if the price per Share on such subsequent Enrollment Date is lower than the price per Share on the Enrollment Date relating to the Participant's current option.

     5.2 PAYROLL WITHHOLDING. On his or her enrollment form, each Participant must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 10% (or such lesser percentage that the Board may establish from time to time for all options to be granted on any Enrollment Date). A Participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.

                                   SECTION 6
                        OPTIONS TO PURCHASE COMMON STOCK

     6.1 GRANT OF OPTION. On each Enrollment Date on which the Participant enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase Shares.

     6.2 DURATION OF OPTION. Each option granted under the Plan shall expire on the earliest to occur of (a) the completion of the purchase of Shares on the last Purchase Date occurring within 27 months of the Grant Date of such option,
(b) such shorter option period as
     may be established by the Board from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the period from the applicable Enrollment Date through the last business day prior to the immediately following Enrollment Date.

     6.3 NUMBER OF SHARES SUBJECT TO OPTION. The number of Shares available for purchase by each Participant under the option may be limited by the Board from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     6.4 OTHER TERMS AND CONDITIONS. Each option shall be subject to the following additional terms and conditions:

          (a) payment for Shares purchased under the option shall be made only through payroll withholding under Section 5.2;

          (b)   purchase  of  Shares  upon   exercise  of  the  option  will  be
     accomplished only in accordance with Section 7.1;

          (c) the price per Share under the option will be determined as provided in Section 7.1; and

          (d) the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.

                                   SECTION 7
                               PURCHASE OF SHARES

     7.1 EXERCISE OF OPTION. Subject to Section 7.2, on each Purchase Date, the funds then credited to each Participant's account shall be used to purchase whole Shares. Any cash remaining after whole Shares have been purchased shall be carried forward in the Participant's account for the purchase of Shares on the next Purchase Date. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the lower of:

          (a) the closing price per Share on the Grant Date for such option on the NASDAQ National Market System; or

          (b) the closing price per Share on the Purchase Date on the NASDAQ National Market System.

     7.2 DELIVERY OF SHARES. As directed by the Committee in its sole discretion, Shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker (if any) designated by the Committee to hold Shares for the benefit of the Participants. As determined by the Committee from time to time, such Shares shall be delivered as physical certificates or by means of a book entry system.

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

     7.3 EXHAUSTION OF SHARES. If at any time the Shares available under the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be "bottom up", with the result that all option exercises for one Share shall be satisfied first, followed by all exercises for two Shares, and so on, until all available Shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole Shares shall be refunded to the Participants (without interest thereon). SECTION 8 WITHDRAWAL AND CESSATION OF PARTICIPATION

     8.1 WITHDRAWAL. A Participant may withdraw from the Plan by submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon).

     8.2 TERMINATION OF STATUS AS ELIGIBLE EMPLOYEE. A Participant shall cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from an Employer for any reason). As soon as practicable after such cessation, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon). If a Participant is on a Company-approved leave of absence, in the Committee's discretion his or her participation in the Plan shall continue for so long as he or she remains an Eligible Employee and has not withdrawn from the Plan pursuant to Section 8.1.

                                   SECTION 9
                                  MISCELLANEOUS

     9.1 NO EFFECT ON EMPLOYMENT. Neither the establishment or maintenance of the Plan, the granting of options, the purchase of Shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

     9.2 PARTICIPATION BY SUBSIDIARIES. One or more Subsidiaries of the Company may become participating Employers with approval for such participation from the Board. A Subsidiary that becomes a participating employer shall be deemed to agree to all of the Plan's terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board to amend the Plan, and (b) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

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

     9.3 INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     9.4 BENEFICIARY DESIGNATIONS. If permitted by the Committee (or a uniform and nondiscriminatory basis), a Participant under the Plan may name a beneficiary or beneficiaries to whom any amounts credited to the Participant's account shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any amounts remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     9.5 INALIENABILITY. In no event may either a Participant, a former Participant or his or her beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order.

     9.6 COMPLIANCE WITH RULE 16B-3. Any transactions under this Plan with respect to officers (as defined in Rule 16a-1 promulgated under the 1934 Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Board specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

     9.7 APPORTIONMENT OF COSTS AND DUTIES. All acts required of the Employers under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

     9.8 NO RIGHTS AS STOCKHOLDER. No Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable upon exercise of an option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

     9.9 WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares pursuant to exercise of an option, Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required to be withheld with respect to the exercise of such option.

     9.10 WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an option by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state, local and foreign jurisdiction marginal income tax rates applicable to the Participant with respect to the option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                   SECTION 10
                       AMENDMENT, TERMINATION AND DURATION

     10.1 AMENDMENT, SUSPENSION OR TERMINATION. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants' accounts which have not been used to purchase Shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

     10.2 DURATION OF THE PLAN. The Plan shall commence on the date specified herein, and subject to Section 10.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 11
                               LEGAL CONSTRUCTION

     11.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

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

     11.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     11.3 REQUIREMENTS OF LAW. The granting of options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     11.4 GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

     11.5 CAPTIONS. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                    EXECUTION

     IN WITNESS WHEREOF, Varian, Inc., by its duly authorized officer, has executed this Plan on the date indicated below.

                                  VARIAN, INC.

Dated: February 11, 2000          By:  /S/ A. W. HOMAN
                                       --------------------
                                  Name: A. W. Homan
                                  Title:  Vice President, General Counsel
                                             and Secretary

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